SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 13E-3 (SS.240.13E-3) THEREUNDER)
                              (AMENDMENT NO. 2)

                    ENEX OIL & GAS INCOME PROGRAM II-1, L.P.
--------------------------------------------------------------------------------

                              (NAME OF THE ISSUER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

                  $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

                         (TITLE OF CLASS OF SECURITIES)

--------------------------------------------------------------------------------

                      (CUSIP NUMBER OF CLASS OF SECURITIES)

                         R. E. DENSFORD, VICE PRESIDENT
                           ENEX RESOURCES CORPORATION
                                  800 ROCKMEAD
                         THREE KINGWOOD PLACE, SUITE 200
                               KINGWOOD, TX 77339
                                 (713) 358-8401
--------------------------------------------------------------------------------
(NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)

     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

A. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A[17 CFR 240.14A-1 TO 240.14B-1]. REGULATION 14C[17 CFR 240.14C-1 TO 240.14C-101] OR RULE 13E-3(C)
         [SS.240.13E- 3(C)] UNDER THE SECURITIES EXCHANGE ACT OF 1934. [AMENDED IN RELEASE NO.34-23789 (P.84,044), EFFECTIVE JANUARY 20, 1987,51 F.R.42048.]
     B. O THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
          1933.
     C. O A TENDER OFFER.
     D. O NONE OF THE ABOVE. CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING
          BOX (A) ARE PRELIMINARY COPIES:

     CALCULATION OF FILING FEE

     TRANSACTION  VALUATION:
     THE MAXIMUM AGGREGATE VALUE OF THE TRANSACTION        AMOUNT OF FILING FEE:
     IS $330,150 (PARTNERSHIP INDEBTEDNESS, WHICH EXCEEDS         $67.00
     ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASSETS TO
     BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION)


       [x] CHECK  BOX IF ANY  PART  OF THE FEE IS  OFFSET  AS  PROVIDED  BY RULE
         0-11(A)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         AMOUNT PREVIOUSLY PAID: $67.00
         FORM OR REGISTRATION NO.: SCHEDULE 14A
         FILING PARTY: ENEX RESOURCES CORPORATION
         DATE FILED: OCTOBER 31, 1995

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 13E-3 (SS.240.13E-3) THEREUNDER)
                              (AMENDMENT NO. 2)

                    ENEX OIL & GAS INCOME PROGRAM II-2, L.P.
--------------------------------------------------------------------------------

                              (NAME OF THE ISSUER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

                  $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

                         (TITLE OF CLASS OF SECURITIES)

--------------------------------------------------------------------------------

                      (CUSIP NUMBER OF CLASS OF SECURITIES)

                         R. E. DENSFORD, VICE PRESIDENT
                           ENEX RESOURCES CORPORATION
                                  800 ROCKMEAD
                         THREE KINGWOOD PLACE, SUITE 200
                               KINGWOOD, TX 77339
                                 (713) 358-8401
--------------------------------------------------------------------------------
(NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)

     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

A. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A[17 CFR 240.14A-1 TO 240.14B-1]. REGULATION 14C[17 CFR 240.14C-1 TO 240.14C-101] OR RULE 13E-3(C)
         [SS.240.13E- 3(C)] UNDER THE SECURITIES EXCHANGE ACT OF 1934. [AMENDED IN RELEASE NO.34-23789 (P.84,044), EFFECTIVE JANUARY 20, 1987,51 F.R.42048.]
     B. O THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
          1933.
     C. O A TENDER OFFER.
     D. O NONE OF THE ABOVE. CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING
          BOX (A) ARE PRELIMINARY COPIES:

     CALCULATION OF FILING FEE

     TRANSACTION  VALUATION:
     THE MAXIMUM AGGREGATE VALUE OF THE TRANSACTION        AMOUNT OF FILING FEE:
     IS $275,946 (PARTNERSHIP INDEBTEDNESS, WHICH EXCEEDS         $56.00
     ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASSETS TO
     BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION)


       [x] CHECK  BOX IF ANY  PART  OF THE FEE IS  OFFSET  AS  PROVIDED  BY RULE
         0-11(A)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         AMOUNT PREVIOUSLY PAID: $56.00
         FORM OR REGISTRATION NO.: SCHEDULE 14A
         FILING PARTY: ENEX RESOURCES CORPORATION
         DATE FILED: OCTOBER 31, 1995

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 13E-3 (SS.240.13E-3) THEREUNDER)
                                  (AMENDMENT NO. 2)

                    ENEX OIL & GAS INCOME PROGRAM II-3, L.P.
--------------------------------------------------------------------------------

                              (NAME OF THE ISSUER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

                  $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

                         (TITLE OF CLASS OF SECURITIES)

--------------------------------------------------------------------------------

                      (CUSIP NUMBER OF CLASS OF SECURITIES)

                         R. E. DENSFORD, VICE PRESIDENT
                           ENEX RESOURCES CORPORATION
                                  800 ROCKMEAD
                         THREE KINGWOOD PLACE, SUITE 200
                               KINGWOOD, TX 77339
                                 (713) 358-8401
--------------------------------------------------------------------------------

(NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

A. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A[17 CFR 240.14A-1 TO 240.14B-1]. REGULATION 14C[17 CFR 240.14C-1 TO 240.14C-101] OR RULE 13E-3(C)
         [SS.240.13E- 3(C)] UNDER THE SECURITIES EXCHANGE ACT OF 1934. [AMENDED IN RELEASE NO.34-23789 (P.84,044), EFFECTIVE JANUARY 20, 1987,51 F.R.42048.]
     B. O THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
          1933.
     C. O A TENDER OFFER.
     D. O NONE OF THE ABOVE. CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING
          BOX (A) ARE PRELIMINARY COPIES:

     CALCULATION OF FILING FEE

     TRANSACTION VALUATION:
     THE MAXIMUM AGGREGATE VALUE OF THE TRANSACTION        AMOUNT OF FILING FEE:
     IS $234,382 (PARTNERSHIP INDEBTEDNESS, WHICH EXCEEDS         $47.00
     ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASSETS TO
     BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION)


           CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY RULE 0-11(A)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         AMOUNT PREVIOUSLY PAID: $47.00
         FORM OR REGISTRATION NO.: SCHEDULE 14A
         FILING PARTY: ENEX RESOURCES CORPORATION
         DATE FILED: OCTOBER 31, 1995

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 13E-3 (SS.240.13E-3) THEREUNDER)
                               (AMENDMENT NO. 2)

                    ENEX OIL & GAS INCOME PROGRAM II-4, L.P.
--------------------------------------------------------------------------------

                              (NAME OF THE ISSUER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

                  $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

                         (TITLE OF CLASS OF SECURITIES)

--------------------------------------------------------------------------------

                      (CUSIP NUMBER OF CLASS OF SECURITIES)

                         R. E. DENSFORD, VICE PRESIDENT
                           ENEX RESOURCES CORPORATION
                                  800 ROCKMEAD
                         THREE KINGWOOD PLACE, SUITE 200
                               KINGWOOD, TX 77339
                                 (713) 358-8401
--------------------------------------------------------------------------------

(NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

A. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A[17 CFR 240.14A-1 TO 240.14B-1]. REGULATION 14C[17 CFR 240.14C-1 TO 240.14C-101] OR RULE 13E-3(C)
         [SS.240.13E- 3(C)] UNDER THE SECURITIES EXCHANGE ACT OF 1934. [AMENDED IN RELEASE NO.34-23789 (P.84,044), EFFECTIVE JANUARY 20, 1987,51 F.R.42048.]
     B. O THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
          1933.
     C. O A TENDER OFFER.
     D. O NONE OF THE ABOVE. CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING
          BOX (A) ARE PRELIMINARY COPIES:

     CALCULATION OF FILING FEE

     TRANSACTION VALUATION:
     THE MAXIMUM AGGREGATE VALUE OF THE TRANSACTION        AMOUNT OF FILING FEE:
     IS $259,856 (PARTNERSHIP INDEBTEDNESS, WHICH EXCEEDS         $52.00
     ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASSETS TO
     BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION)


           CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY RULE 0-11(A)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         AMOUNT PREVIOUSLY PAID: $52.00
         FORM OR REGISTRATION NO.: SCHEDULE 14A
         FILING PARTY: ENEX RESOURCES CORPORATION
         DATE FILED: OCTOBER 31, 1995

Item 17. Material to be Filed as Exhibits

     (a)   Not applicable

     (b) Revised fair market valuation reports prepared by Gruy are filed herewith as Exhibit 1.

     (c)   Not applicable.

     (d)   Not applicable.

     (e)   Not applicable.

     (f)   Not applicable.